KNOWLEDGE    DISCIPLINE    SERVICE    CHOICE
-----------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
-----------------------------------------------
INVESCO Tax-Free
Bond Fund








ANNUAL

                                 [INVESCO LOGO]
                                    INVESCO




ANNUAL REPORT  June 30, 1999

                                                          ". . . INVESTORS MIGHT
                                                            WISH TO KEEP IN MIND
                                                              THAT THE MUNICIPAL
                                                            BOND MARKET HAS BEEN
                                                                MUCH MORE STABLE
                                                                   THAN THE BOND
                                                               MARKET AS A WHOLE
                                                            OVER THE PAST YEAR."
                                                                        (PAGE 4)


Graph:           INVESCO Tax-Free Bond Fund 10-Year Total Return vs.
                 Lehman Municipal Bond Index

          This line graph compares the value of a $10,000 investment in INVESCO Tax-Free Bond Fund to the value of a $10,000 investment in the Lehman Municipal Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the 10-year period ended 6/30/99.

                                  TOTAL RETURN,
                            PERIODS ENDED 6/30/99(1)

                          6 months       1 year        5 years*      10 years
--------------------------------------------------------------------------------
Tax-Free Bond Fund         (1.87%)        1.30%          5.65%        6.54%
--------------------------------------------------------------------------------

*Average Annualized

The line graph illustrates the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the periods ended 6/30/99. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance.
(Of course, past performance is not a guarantee of future results.)(1),(2)

Your Fund's Performance: A Report From The Manager
--------------------------------------------------------------------------------

Dear Shareholder:

This past year has been a challenging one for fixed-income investors, and perhaps especially for investors in municipal bonds. As our reporting year began last summer, the financial crisis that enveloped many overseas economies caused a "flight to quality" as investors headed toward the safety of U.S. Treasury securities. While this had the effect of lowering U.S. interest rates, it also caused the yield spread to narrow between municipal securities and the lowest-risk bonds issued by the federal government.

In our last communication to you, we predicted that a return to economic normalcy would help widen this yield spread --in other words, that municipal securities would regain their attraction relative to U.S. Treasury bonds. This in fact proved to be the case. Unfortunately, the welcome and surprisingly robust rebound in the global economy had a negative side effect for all classes of bond investors: Many began to worry that inflation would reappear. Consequently, interest rates headed higher, sending bond prices lower.

As a result, our fund ended with a gain of just 1.30% over the past 12 months -- although this exceeded the average return of the general municipal debt funds tracked by Lipper Analytical Services which rose only 1.14%. This can be compared to the Lehman Municipal Bond Index, which fared better, rising 2.76% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

As I noted in the semiannual report, we implemented a new strategy last year. We lowered the cash position of the fund and adjusted the duration to neutral relative to its mutual fund peer group -- simply put, a strategy that means we are not attempting to forecast the direction of interest rates. Instead, we seek to exploit supply and demand imbalances in the market.

I am optimistic that this strategy will serve our shareholders well, and that the underlying fundamentals of the municipal bond market will continue to improve. Faced with growing infrastructure demand and enticed by lower interest rates, states and municipalities flooded the market with new issuance last year. By increasing supply, this resulted in a reduction of the prices on current issues. Yet new issuance has slowed significantly in 1999 to normal levels, which may help municipal bond prices.

--------------------------------------------------------------------------------

FUND MANAGER

DAWN DAGGY-MANGERSON

VICE PRESIDENT, INVESCO FUNDS GROUP. BS, DEPAUL UNIVERSITY. BEGAN INVESTMENT CAREER IN 1986. JOINED INVESCO IN 1998. HAS MANAGED THE FUND SINCE APRIL 1998.

As always, the direction of interest rates will influence returns as well. Well-informed observers can make the case for either increasing rates, which would lower our performance, or decreasing rates, which would be to the fund's advantage.

However, investors might wish to keep in mind that the municipal bond market has been much more stable than the bond market as a whole over the past year. By their nature, municipal bonds are less influenced by "hot money" rushing in and out of equity markets and across national barriers. Additionally, despite the recent improvement in the price of municipal bonds relative to U.S. Treasury securities, we believe they are still attractively priced on a comparison basis. Finally, our emphasis on high-quality, non-callable municipal bonds should help us maintain an extra level of stability within the municipal bond market.

I look forward to reporting to you on our progress in six months.

/s/ Dawn Daggy-Mangerson

Dawn Daggy-Mangerson
Vice President



YEAR 2000 COMPUTER ISSUE.

Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments. At this time, it is generally believed that foreign issues, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

INVESCO | Annual Report | June 30, 1999

Moving Forward
--------------------------------------------------------------------------------

MARKET HEADLINES: JULY 1998 TO JUNE 1999

Although it already seems a distant memory to some, the turmoil of the fall of 1998 will not soon be forgotten by many investors. The Asian financial crisis rolled across national boundaries, and virtually all world markets emerged bloodied.

But the winter of 1998-1999 witnessed a welcome global healing for overseas economies, while the U.S. economy remained as healthy as it had been in decades. The results were generally very positive for world markets, although some investors enjoyed much more robust returns than others.

Throughout the winter, the largest, fastest-growing companies led U.S. stock market advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

By spring, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve Board would soon reverse course and tighten the money supply to cool down the economy--and indeed, market interest rates crept upward. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

As the "cyclical rotation" continued, the market averages seemed to bounce against a ceiling, putting an end to their dizzying ascent since the fall. By June, however, investors headed back into the market, reassured once again by economic data that inflation was not an imminent threat. Indeed, while the Fed raised rates by one-quarter of a percent at the end of the month, it announced that it had no bias to raise them again in the near future. Market averages shot upward as many investors determined that the "Goldilocks economy" of low inflation and high growth was not going to be visited by the bears anytime soon.

SINCE THIS FUND IS ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE LEHMAN MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE BROAD TAX-EXEMPT BOND MARKET. LIPPER ANALYTICAL SERVICES IS AN INDEPENDENT MUTUAL FUND ANALYST.

STATEMENT OF INVESTMENT SECURITIES

INVESCO Tax-Free Income Funds, Inc. -- Tax-Free Bond Fund
June 30, 1999

                                                                         PRINCIPAL
%        DESCRIPTION                                                        AMOUNT            VALUE

92.20    MUNICIPAL BONDS

0.17     ALASKA
         Alaska Hsg Fin (Veterans Mtg Prog)(GNMA/FNMA Insured),
           Collateralized Rev, 1990 First Series, 7.500%, 12/1/2030     $  130,000     $    134,632
         Alaska Indl Dev & Export Auth, Ref Revolving Fund,
           Series 1994A, Lots 1-29, 5.700%, 4/1/2004                       170,000          178,094
         Municipality of Anchorage, Alaska (MBIA Insured), Gen
           Oblig Ref, Gen Purpose, 1993 Series B, 4.900%, 8/1/2003          25,000           25,439
===================================================================================================
                                                                                            338,165
0.53     ARIZONA
         Arizona Edl Ln Mktng (Student Lns Insured), Edl Ln Rev,
           Series 1992 B, 7.000%, 3/1/2005                               1,000,000        1,058,050
===================================================================================================
1.24     CALIFORNIA
         Big Bear Lake Dept of Wtr & Pwr, California (MBIA
           Insured), Wtr Rev Ref, Series 1996, 6.000%, 4/1/2022          2,000,000        2,183,840
         California (MBIA Insured), Various Purpose Gen Oblig,
           Series 1992, 6.300%, 9/1/2008                                   150,000          167,252
         California Pub Wrks Brd (Dept of Corrections, California
           State Prison - Monterey Cnty (Soledad II))(FSA
           Insured), Lease Rev Ref, 1996 Series D, 5.375%,
           11/1/2011                                                       100,000          102,634
===================================================================================================
                                                                                          2,453,726
3.30     COLORADO
         Arapahoe Cnty Pub Hwy Auth, Colorado (E-470 Proj)
           (MBIA Insured), Cap Impt Trust Fund, Hwy Rev, Veh
           Regn Fee, Series 1986, 5.300%, 8/31/2006                        200,000          206,464
         Denver City & Cnty, Colorado, Gen Oblig Ref, Series 1998A,
           5.250%, 8/1/2006                                              3,500,000        3,627,190
         Denver Hlth & Hosp Auth, Colorado, Hlthcare Rev, Series
           1998A, 5.125%, 12/1/2005                                      1,205,000        1,210,290
         Fountain Valley Auth, Colorado, Wtr Treatment Ref Rev,
           Series 1991, 6.800%, 12/1/2019                                1,140,000        1,194,241
         Montrose Cnty Bldg Auth, Colorado, Ctfs of Participation,
           Series 1994, 6.350%, 6/15/2006                                  300,000          318,018
===================================================================================================
                                                                                          6,556,203
0.01     DISTRICT OF COLUMBIA
         District of Columbia, Gen Oblig Ref, Series 1994 A-3,
           5.200%, 6/1/2003                                                 25,000           25,529
===================================================================================================


                                                                         PRINCIPAL
%        DESCRIPTION                                                        AMOUNT            VALUE

4.36     FLORIDA
         Broward Cnty, Florida (AMBAC Insured), Airport System Rev,
           Series G, 4.200%, 10/1/2008                                  $  200,000     $    187,452
         Dade Cnty, Florida (AMBAC Insured), Solid Waste System
           Rev Ref, Special Ltd Oblig, Series 1996, 6.000%,
           10/1/2006                                                       200,000          215,780
         Miami Beach Redev Agency, Florida (City Ctr/Historic
           Convention Village), Tax Increment Rev, Series 1993,
           5.100%, 12/1/2003                                                80,000           80,712
         Miami-Dade Cnty School Dist, Florida (FSA Insured), Gen
           Oblig Ref, Series 1998, 5.375%, 8/1/2015                      3,000,000        3,069,300
         Sunrise, Florida (AMBAC Insured), Util System Ref Rev,
           Series 1998, 5.500%, 10/1/2018                                5,000,000        5,106,900
===================================================================================================
                                                                                          8,660,144
1.13     GEORGIA
         Atlanta, Georgia (MBIA Insured), Airport Facils Rev,
           Series 1990, 7.250%, 1/1/2017                                 2,000,000        2,107,920
         Fulton Cnty School Dist, Georgia, Gen Oblig Ref, Series
           1998, 5.250%, 1/1/2013                                          100,000          101,422
         Georgia Muni Elec Auth, Pwr Rev, Series CC, 4.500%,
           1/1/2002                                                         30,000           30,112
===================================================================================================
                                                                                          2,239,454
4.20     HAWAII
         Hawaii (MBIA Insured), Gen Oblig, 1998 Series CR,
           5.500%, 4/1/2007                                              8,000,000        8,347,680
===================================================================================================
7.99     ILLINOIS
         Boone, McHenry & DeKalb Cntys, Illinois (Cmnty Unit
           School Dist #100 (Belvidere)) (FSA Insured), Gen Oblig,
           Series 1997, Cap Appreciation,
               12/1/2008                                                 1,005,000          626,386
               12/1/2009                                                 1,000,000          589,760
               12/1/2010                                                 2,995,000        1,662,315
         Chicago, Illinois (AMBAC Insured), Gen Oblig, Ref, Series
           1993B, 5.125%, 1/1/2022                                       2,465,000        2,377,345
         Chicago, Illinois (FGIC Insured), Proj & Ref, Series 1999A,
           5.250%, 1/1/2010                                              2,110,000        2,144,815
         Chicago, Illinois (Peoples Gas Light & Coke), Gas Supply
           Rev, 1st & Ref Mtg, Medium-Term Notes, Series CC,
           6.875%, 3/1/2015                                              2,875,000        3,099,336
         Chicago Pub Bldg Commn (Chicago School Reform)
           (FGIC Insured), Rev Ref, Series B, 5.250%, 12/1/2018          2,500,000        2,466,775
         Illinois Dev Fin Auth (Catholic Charities Hsg Dev Proj)
           Rev, Series 1995, 6.350%, 1/1/2025                            1,500,000        1,533,870
         Illinois Hlth Facils Auth (Northwestern Med Faculty Fndtn)
           (MBIA Insured), Rev Ref, Series 1998, 5.000%, 11/15/2010      1,000,000          991,000
         Illinois Hsg Dev Auth, Hsg Dev Rev, 1993 Series A,
           5.000%, 1/1/2001                                                 15,000           15,105

                                                                         PRINCIPAL
%        DESCRIPTION                                                        AMOUNT            VALUE

         Illinois Toll Hwy Auth, Toll Hwy Ref Rev, 1993 Series A,
           4.700%, 1/1/2001                                             $   60,000     $     60,401
         McCormick Place Receipts-Metro Pier & Exposition Auth,
           Illinois (50% McCormick Place Expansion Proj #3)
           (FGIC Insured), Dedicated State Tax Rev, Series 1998B,
           Cap Appreciation, 6/15/2009                                     500,000          303,615
===================================================================================================
                                                                                         15,870,723
9.41     INDIANA
         DeKalb Cnty Redev Auth, Indiana (Mini-Mill Loc Pub Impt
           Proj), Rev, Series A 1995, 6.500%, 1/15/2014                    900,000          966,177
         Indiana Transn Fin Auth, Airport Facils Lease Rev, Series A,
           6.750%, 11/1/2011                                             1,500,000        1,637,505
         Indianapolis Loc Pub Impt Bank, Indiana, Rev, Series
           1991C, 6.700%, 1/1/2017                                       3,750,000        4,025,663
         Petersburg, Indiana (Indianapolis Pwr & Light Proj) (MBIA
           Insured), PCR Ref, Series 1993B, 5.400%, 8/1/2017             9,850,000        9,893,832
         Warren Township School Bldg, Indiana (Marion Cnty)
           (FSA Insured), 1st Mtg Ref, Series 1998, 5.500%, 7/5/2006     2,075,000        2,165,387
===================================================================================================
                                                                                         18,688,564
0.09     LOUISIANA
         Louisiana Pub Facils Auth (Student Lns Insured), Student Ln
           Rev, Series 1992 A-1, 6.200%, 3/1/2001                          165,000          169,620
===================================================================================================
1.76     MARYLAND
         Maryland Transn Dept, Cons Transn Ref, Series 1998,
           5.500%, 9/1/2006                                              3,315,000        3,492,817
===================================================================================================
8.61     MASSACHUSETTS
         Boston Wtr & Swr Commn, Massachusetts (MBIA Insured),
           Gen Rev, 1993 Sr Series A, 5.250%, 11/1/2019                  5,385,000        5,291,947
         Commonwealth of Massachusetts (MBIA Insured), Gen Oblig,
           Cons Ln, Series 1992 D, 8.000%, 5/1/2006                      5,000,000        5,939,650
         Massachusetts Dev Fin Agency (Boston Univ Issue)(Institution
           Insured), Rev, Series P,
           6.000%, 5/15/2059                                             2,000,000        2,072,240
           5.450%, 5/15/2059                                             4,000,000        3,786,600
         Massachusetts Muni Wholesale Elec, Pwr Supply System Rev,
           1992 Series B, 6.375%, 7/1/2001                                  20,000           20,728
===================================================================================================
                                                                                         17,111,165
0.10     MICHIGAN
         Michigan, Comprehensive Transn Ref, Series 1992B,
           5.750%, 5/15/2011                                               200,000          203,828
===================================================================================================
2.29     MINNESOTA
         Minneapolis-St Paul Metro Airports Commn, Minnesota,
           Gen Oblig Rev Ref, Series 13, 5.000%, 1/1/2009                2,000,000        2,004,980
         Univ of Minnesota Regents, Minnesota (University Insured),
           Gen Oblig, Series 1996A, 5.500%, 7/1/2021                     2,500,000        2,551,500
===================================================================================================
                                                                                          4,556,480


                                                                         PRINCIPAL
%        DESCRIPTION                                                        AMOUNT            VALUE

3.09     MISSISSIPPI
         Mississippi (Mississippi Gaming Cntys Hwy Impts Proj), Gen
            Oblig, Series A, 5.500%, 7/1/2008                           $5,865,000     $  6,132,620
===================================================================================================
3.11     MISSOURI
         Missouri Hlth & Edl Facils Auth (Christian Hlth Svcs Dev-
           Christian Hosp Northeast-Northwest), FRD Rev,
           Series A 1989, 5.000%, 6/1/2005                               4,670,000        4,754,714
         Missouri Hlth & Edl Facils Auth (Lester E Cox Med Ctrs
           Proj) (MBIA Insured), Hlth Facils Rev Ref, Series 1993-I,
           5.350%, 6/1/2010                                              1,400,000        1,431,878
===================================================================================================
                                                                                          6,186,592
4.56     MONTANA
         Forsyth, Montana (Portland Gen Elec Proj), VR, PCR Ref,
           Series 1998B, 4.750%, 5/1/2033                                9,000,000        9,052,470
===================================================================================================
0.15     NEBRASKA
         Nebraska Pub Power Dist (MBIA Insured), Gen Rev,
           1998 Series B, 5.250%, 1/1/2008                                 300,000          306,840
===================================================================================================
3.10     NEVADA
         Nevada Hsg Div (Single Family Prog), Sr Rev, 1994
           Issue B-1, 5.900%, 4/1/2003                                      95,000           98,331
         Nevada (Nevada Muni Bank Projs #65 & R-6) (MBIA
           Insured), Gen Oblig Ltd Tax, Series 1998, 6.750%,
           5/15/2008                                                       200,000          226,066
         Nevada (Nevada Muni Bank Projs #66 & #67) (FGIC
           Insured), Gen Oblig Ltd Tax, Series July 1, 1998A,
           5.500%, 5/15/2007                                             5,580,000        5,829,593
===================================================================================================
                                                                                          6,153,990
0.41     NEW HAMPSHIRE
         New Hampshire Hsg Fin Auth, Single Family Residential
           Mtg, 1994 Series D,
               6.850%, 7/1/2006                                            610,000          633,473
               5.850%, 1/1/2001                                            170,000          172,506
===================================================================================================
                                                                                            805,979
0.53     NEW JERSEY
         New Jersey Hlth Care Facils Fing Auth (Kennedy Hlth System
           Obligated Group) (MBIA Insured), Rev & Ref, Series 1997B,
           5.750%, 7/1/2008                                              1,000,000        1,058,440
===================================================================================================
2.69     NEW MEXICO
         Los Alamos Cnty, New Mexico (FSA Insured), Util System Rev,
           Series 1994A, 6.000%, 7/1/2009                                5,000,000        5,349,750
===================================================================================================
9.62     NEW YORK
         New York Dorm Auth, New York (Muni Hlth Facils Impt Prog)
           (FSA Insured), Lease Rev, 1998 Series 1, 5.000%, 1/15/2010    5,000,000        4,957,350
         New York Dorm Auth, New York, State Univ Edl Facils Rev,
           Series 1997, 6.000%, 5/15/2008                                2,500,000        2,679,400

                                                                         PRINCIPAL
%        DESCRIPTION                                                        AMOUNT            VALUE

         New York & New Jersey Port Auth, Consolidated Gen Oblig,
           Rev, Ninety-Third Series, 6.125%, 6/1/2094                   $5,250,000     $  5,677,717
         New York Transitional Fin Auth, New York, Future Tax
           Secured Rev, Fiscal 1999 Series A, 5.250%, 11/15/2013         1,000,000          996,680
         Triborough Bridge & Tunnel Auth, New York, Gen Purpose Rev,
           Series 1993B, 5.000%, 1/1/2020                                1,935,000        1,816,810
           Series Y, 5.500%, 1/1/2017                                    2,900,000        2,975,081
===================================================================================================
                                                                                         19,103,038
3.74     OHIO
         Ohio Bldg Auth (Admin Bldg Fund Proj), State Facils,
           1995 Series A, 6.000%, 10/1/2006                                150,000          161,549
         Ohio Bldg Auth (AMBAC Insured), State Correctional Facils
           Ref, 1994 Series A, 4.600%, 10/1/2003                            50,000           50,414
         Ohio (Major New State Infrastructure Proj), Rev, Series 1998-1,
           5.000%, 12/15/2006                                            5,060,000        5,144,755
         Ohio Tpk Comm, Tpk Rev Ref, 1998 Series A,
           5.500%, 2/15/2016                                             2,000,000        2,065,840
===================================================================================================
                                                                                          7,422,558
0.08     PENNSYLVANIA
         Philadelphia, Pennsylvania (MBIA Insured), Wtr & Wastewtr Rev,
           Series 1995, 6.750%, 8/1/2005                                   150,000          166,633
===================================================================================================
0.83     RHODE ISLAND
         Rhode Island Depositors Econ Protection, Special Oblig, 1992
           Series A, 6.950%, 8/1/2022                                    1,500,000        1,638,525
===================================================================================================
0.13     SOUTH DAKOTA
         South Dakota Student Ln Fin (Student Lns Insured),
           Student Ln Rev, Series 1994-A, 5.850%, 8/1/2000                 250,000          255,577
===================================================================================================
2.13     TENNESSEE
         Shelby Cnty Hlth, Edl & Hsg Facil Brd, Tennessee (Methodist
           Hlthcare) (MBIA Insured), Hosp Rev, Series 1998,
           5.500%, 4/1/2008                                              4,075,000        4,238,693
===================================================================================================
3.81     TEXAS
         Austin, Texas (AMBAC Insured), Combined Util Systems
           Rev Ref, Series 1992, Cap Appreciation, 11/15/2011            1,400,000          737,912
         Austin, Texas, Wtr Swr & Elec Ref Rev, Series 1982,
           14.000%, 11/15/2001
               Prerefunded 1995                                              5,000            5,359
               Refunded 1998                                                 5,000            5,574
               Unrefunded Balance 1998                                     335,000          377,354
         Galena Park Indpt School Dist, Texas (Harris Cnty)
           (PSFG Insured), Unltd Tax School Bldg & Ref, Series
           1996, Cap Appreciation, 8/15/2023                             3,220,000          824,642
         Goose Creek Cons Indpt School Dist, Texas (PSFG Insured),
           Unltd Tax Ref, Series 1998, 5.000%, 2/15/2010                 2,575,000        2,561,172
         Harris Cnty, Texas (MBIA Insured), Toll Road Unltd Tax &
           Sub Lien Rev, Series 1994A, 6.500%, 8/15/2013                   500,000          566,445


                                                                         PRINCIPAL
%        DESCRIPTION                                                        AMOUNT            VALUE

         Katy Indpt School Dist, Texas (Fort Bend, Harris & Waller
           Cntys) (PSFG Insured), Ltd Tax School Bldg, Series 1996,
           7.500%, 2/15/2006                                            $  150,000     $    171,537
         Lubbock Hlth Facils Dev, Texas (St Joseph Hlth System), Rev,
           Series 1998, 5.250%, 7/1/2013                                 2,000,000        1,966,360
         Texas Muni Pwr Agency (MBIA Insured), Ref Rev, Series 1993,
           5.250%, 9/1/2006                                                325,000          335,127
         Trinity River Indl Dev Auth, Texas (Intl Paper Proj), Rev Ref,
           1993 Series, 4.900%, 12/1/2002                                   25,000           25,209
===================================================================================================
                                                                                          7,576,691
0.61     UTAH
         Utah Hsg Fin Agency (FHA/VA/FHMA Insured),
           Single Family Mtg, 1994 Issue D-1 Term Mezzanine,
           6.450%, 7/1/2011                                              1,155,000        1,201,385
===================================================================================================
0.53     VERMONT
         Vermont Hsg Fin Agency, Single Family Hsg Rev, Series 5,
           6.875%, 11/1/2016                                             1,000,000        1,049,210
===================================================================================================
1.07     VIRGINIA
         Rivanna Wtr & Swr Auth, Virginia, Regl Wtr & Swr System
           Ref Rev, Series of 1993, 4.500%, 10/1/2000                       50,000           50,428
         Virginia Pub School Auth, School Fing & Ref, Series 1998 A,
           5.250%, 8/1/2007                                              2,000,000        2,070,600
===================================================================================================
                                                                                          2,121,028
3.15     WASHINGTON
         Grant Cnty Pub Util Dist #2, Washington, Hydroelectric Dev
           Rev, Second Series 1990,
               (Priest Rapids), 7.700%, 1/1/2018                         3,000,000        3,114,690
               (Wanapum), 7.700%, 1/1/2018                               1,050,000        1,089,879
         North Thurston Cnty School Dist #3, Washington,
           Unlmtd Tax Gen Oblig, Series 1992, 6.500%, 12/1/2009          1,400,000        1,483,286
         Washington Hlth Care Facils Auth (Catholic Hlth Initiatives)
           (MBIA Insured), Rev, Series 1997A, 5.100%, 12/1/2009            100,000          100,351
         Washington Pub Pwr Supply System (Nuclear Proj #1),
           Ref Rev, Series 1993A, 5.300%, 7/1/2002                         400,000          409,744
         Wenatchee, Washington, Wtr & Swr Rev Ref, 1994 Series,
           4.600%, 12/1/2002                                                65,000           65,424
===================================================================================================
                                                                                          6,263,374
3.57     WISCONSIN
         Adams Cnty, Wisconsin (Adams-Friendship School Dist)
           (AMBAC Insured), Gen Oblig Ref, 6.500%, 4/1/2015              1,340,000        1,517,630
         Merrill Area Common Pub School Dist, Wisconsin (Lincoln,
           Langlade & Marathon Cntys) (FSA Insured), Gen Oblig
           Ref, 6.500%, 4/1/2007                                           100,000          110,812



                                                                         PRINCIPAL
%        DESCRIPTION                                                        AMOUNT            VALUE

         Southeast Wisconsin Professional Baseball Park Dist
           (MBIA Insured), Sales Tax Rev Ref, Series 1998A,
           5.500%, 12/15/2019                                           $5,370,000     $  5,462,471
===================================================================================================
                                                                                          7,090,913
0.10     WYOMING
         Platte Cnty, Wyoming (Basin Elec Pwr Cooperative-Laramie
           River Station Proj) (MBIA Insured), PCR Ref, Series 1994,
           5.100%, 1/1/2008                                                200,000          202,776
===================================================================================================
         TOTAL MUNICIPAL BONDS (Cost $182,194,923)                                      183,149,230
===================================================================================================
7.80     SHORT-TERM INVESTMENTS -- MUNICIPAL NOTES
0.61     CALIFORNIA
         Los Angeles Regl Airports Impt, California (American
           Airlines/Los Angeles Intl Airport) (LOC-Wachovia Bank),
           AR, Facils Sublease, FDR, Issue 1984,
               Series A, 3.850%, 12/1/2024(a)                              300,000          300,000
               Series C, 3.850%, 12/1/2024(a)                              200,000          200,000
               Series F, 3.850%, 12/1/2024(a)                              700,000          700,000
===================================================================================================
                                                                                          1,200,000
1.53     GEORGIA
         Atlanta, Georgia (Delta Air Lines Proj), FR, Special Purpose
           Facils, Rev, Series 1989B, 7.400%, 12/1/1999                  3,000,000        3,035,250
===================================================================================================
0.15     INDIANA
         Indiana Hosp Equip Fing Auth (MBIA Insured), VR, Rev,
           Series A, 3.550%, 12/1/2015(a)                                  300,000          300,000
===================================================================================================
0.25     MICHIGAN
         Delta Cnty Econ Dev, Michigan (Mead-Escanaba Paper Proj)
           (LOC-Nova Scotia Bank), ATS, Environmental Impt Rev
           Ref, 1985 Series C, 3.700%, 12/1/2023(a)                        500,000          500,000
===================================================================================================
0.25     MINNESOTA
         Beltrami, Minnesota (Northwood Panelboard Proj) (LOC-UBS),
           VR, Environmental Ctl Rev Ref, Series 1991,
           3.700%, 12/1/2021(a)                                            500,000          500,000
===================================================================================================
0.15     NEW YORK
         St Lawrence Cnty Indl Dev Agency, New York (Reynolds
           Metals Proj) (LOC-Nova Scotia Bank),  DATES, PCR Ref,
           Series 1985, 3.700%, 12/1/2007(a)                               300,000          300,000
===================================================================================================
0.55     NORTH DAKOTA
         Grand Forks, North Dakota (United Hosp Obligated Group)
           (LOC-LaSalle Natl Bank), VR, Hlthcare Facils Rev,
               Series 1992A, 3.850%, 12/1/2016(a)                          600,000          600,000
               Series 1996A, 3.850%, 12/1/2025(a)                          500,000          500,000
===================================================================================================
                                                                                          1,100,000


                                                                         PRINCIPAL
%        DESCRIPTION                                                        AMOUNT            VALUE

0.50     PENNSYLVANIA
         Delaware Valley Regl Fin Auth, Pennsylvania (Bucks, Chester,
           Delaware & Montgomery Cntys) (LOC-Credit Suisse), AR,
           Loc Govt Rev, Series 1985A, 3.350%, 12/1/2018(a)             $1,000,000     $  1,000,000
===================================================================================================
1.01     TENNESSEE
         Chattanooga-Hamilton Cnty Hosp Auth, Tennessee (Erlanger
           Med Ctr) (LOC-Morgan Gty Trust), VR, Hosp Rev Ref,
           Series 1987, 3.500%, 10/1/2017(a)                             1,500,000        1,500,000
         Metro Nashville Airport Auth, Tennessee (American
           Airlines Proj)(LOC-Credit Suisse), AR, Special Facil
           Rev Ref, Series 1995A, 3.850%, 10/1/2012(a)                     500,000          500,000
===================================================================================================
                                                                                          2,000,000
1.16     TEXAS
         Grapevine Indl Dev, Texas (American Airlines Proj) (LOC-
           Morgan Gty Trust), VR, Rev,
               Series A3, 3.850%, 12/1/2024(a)                             500,000          500,000
               Series B1, 3.850%, 12/1/2024(a)                             200,000          200,000
         Harris Cnty Hlth Facils, Texas (St Luke's Episcopal Hosp)
           (LOC-Morgan Gty Trust), UPDATES, Rev, Series 1997B,
           3.850%, 2/15/2027(a)                                          1,300,000        1,300,000
         North Cent Texas Hlth Facils Dev (Presbyterian Med Ctr
           Proj) (MBIA Insured), DATES, Hosp Rev, Series 1985D,
           3.850%, 12/1/2015(a)                                            300,000          300,000
===================================================================================================
                                                                                          2,300,000
1.44     WISCONSIN
         La Crosse, Wisconsin (Dairyland Pwr Cooperative Proj)
           (AMBAC Insured), ATS, PCR Rev,
               Series 1997A, 3.700%, 9/1/2014(a)                         1,200,000        1,200,000
               Series 1997B, 3.700%, 2/1/2015(a)                         1,650,000        1,650,000
===================================================================================================
                                                                                          2,850,000
0.20     WYOMING
         Lincoln Cnty, Wyoming (Exxon Proj), DATES, PCR,
           Series 1984B, 3.800%, 11/1/2014(a)                              200,000          200,000
           Series 1984D, 3.800%, 11/1/2014(a)                              200,000          200,000
===================================================================================================
                                                                                            400,000
         TOTAL MUNICIPAL SHORT-TERM NOTES
           (Amortized Cost $15,460,465)                                                  15,485,250
===================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $197,655,388)(b)                                                        $198,634,480
===================================================================================================


The following abbreviations may be used in portfolio descriptions:

AMBAC       -- American Municipal Bond Assurance  Corporation
AR(c)       -- Adjustable Rate
ATS         -- Adjustable  Tender Securities
FGIC        -- Flexible Guaranty  Insurance Company
DATES(c)    -- Daily  Adjustable  Tax-Exempt  Securities
FDR(c)      -- Flexible Demand Revenue
FRD(c)      -- Floating Rate Demand
FSA         -- Financial Security Assurance
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Association
PCR         -- Pollution Control Revenue
PSFG        -- Permanent School Fund Guarantee Program
UPDATES(c)  -- Unit Price Demand Tax-Exempt Securities
VR(c)       -- Variable Rate

(a) All securities with a maturity date greater than one year have either a variable rate, demand feature, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

(b)  Also represents cost for income tax purposes.

(c)  Rate is subject to change. Rate shown reflects current rate.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO Tax-Free Income Funds, Inc. -- Tax-Free Bond Fund
June 30, 1999




ASSETS
Investment Securities at Value (Cost $197,655,388)                 $ 198,634,480
Cash                                                                         690
Receivables:
   Fund Shares Sold                                                      353,905
   Interest                                                            3,058,915
Prepaid Expenses and Other Assets                                         77,864
================================================================================
TOTAL ASSETS                                                         202,125,854
================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                         181,992
   Fund Shares Repurchased                                                73,649
Accrued Distribution Expenses                                             41,788
Accrued Expenses and Other Payables                                       37,515
================================================================================
TOTAL LIABILITIES                                                        334,944
================================================================================
NET ASSETS AT VALUE                                               $  201,790,910
================================================================================
NET ASSETS
Paid-in Capital(a)                                                $  200,137,895
Accumulated Undistributed Net Investment Income                           15,706
Accumulated Undistributed Net Realized Gain on Investment Securities     658,217
Net Appreciation of Investment Securities                                979,092
================================================================================
NET ASSETS AT VALUE                                               $  201,790,910
================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share          $        14.71
================================================================================

(a) The Fund has 100 million authorized shares of common stock, par value of $0.01 per share, of which 13,714,659 were outstanding at June 30, 1999.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO Tax-Free Income Funds, Inc. -- Tax-Free Bond Fund
Year Ended June 30, 1999


INVESTMENT INCOME
INTEREST INCOME                                                  $   10,304,996
================================================================================
EXPENSES
Investment Advisory Fees                                              1,149,834
Distribution Expenses                                                   522,652
Transfer Agent Fees                                                     252,005
Administrative Fees                                                      49,494
Custodian Fees and Expenses                                              25,248
Directors' Fees and Expenses                                             18,696
Professional Fees and Expenses                                           34,854
Registration Fees and Expenses                                           49,112
Reports to Shareholders                                                  67,396
Other Expenses                                                           38,396
================================================================================
   TOTAL EXPENSES                                                     2,207,687
   Fees and Expenses Absorbed by Investment Adviser                    (310,487)
   Fees and Expenses Paid Indirectly                                    (15,280)
================================================================================
       NET EXPENSES                                                   1,881,920
================================================================================
NET INVESTMENT INCOME                                                 8,423,076
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                            2,734,848
Change in Net Appreciation of Investment Securities                  (8,012,486)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                    (5,277,638)
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    3,145,438
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

INVESCO Tax-Free Income Funds, Inc. -- Tax-Free Bond Fund



                                                                           YEAR ENDED JUNE 30
--------------------------------------------------------------------------------------------------
                                                                              1999           1998
OPERATIONS
Net Investment Income                                                 $  8,423,076   $  8,836,825
Net Realized Gain on Investment Securities and Futures Contracts         2,734,848      3,733,310
Change in Net Appreciation of Investment Securities and Futures
   Contracts                                                            (8,012,486)     1,943,163
==================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                               3,145,438     14,513,298
==================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                                   (8,422,999)    (8,836,825)
Net Realized Gain on Investment Securities and Futures Contracts        (6,238,148)    (2,405,462)
==================================================================================================
TOTAL DISTRIBUTIONS                                                    (14,661,147)   (11,242,287)
==================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                           76,105,580     73,871,498
Reinvestment of Distributions                                           11,143,364      8,527,627
Net Assets Received from Acquisition of Tax-Free
   Intermediate Bond Fund (Note 3)                                       6,067,497              0
==================================================================================================
                                                                        93,316,441     82,399,125
Amounts Paid for Repurchases of Shares                                 (91,480,968)   (94,609,312)
==================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                                    1,835,473    (12,210,187)
==================================================================================================
TOTAL DECREASE IN NET ASSETS                                            (9,680,236)    (8,939,176)
NET ASSETS
Beginning of Period                                                    211,471,146    220,410,322
==================================================================================================
End of Period (Including Accumulated Undistributed Net
   Investment Income of $15,706 and $2,750, respectively)             $201,790,910   $211,471,146
==================================================================================================

        -----------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                              4,882,612      4,748,107
Shares Issued from Reinvestment of Distributions                           724,248        546,335
Shares Issued in Connection with Acquisition of Tax-Free
   Intermediate Bond Fund (Note 3)                                         406,050              0
==================================================================================================
                                                                         6,012,910      5,294,442
Shares Repurchased                                                      (5,883,609)    (6,077,593)
==================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                                     129,301       (783,151)
==================================================================================================

See Notes to Financial Statements


INVESCO Notes to financial statements -- INVESCO Tax-Free
                                         Income Funds, Inc. -- Tax-Free
                                         Bond Fund

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Tax-Free Income Funds, Inc. is incorporated in Maryland and presently consists of Tax-Free Bond Fund (the "Fund")(formerly known as Tax-Free Long-Term Bond Fund). On May 28, 1999, the board of directors of the Fund approved a name change to Tax-Free Bond Fund. The investment objective of the Fund is to seek as high a level of current income exempt from federal income taxes as is consistent with preservation of capital. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

On May 20, 1999, shareholders of the Fund approved an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of INVESCO Tax-Free Income Funds, Inc. to a separate series of INVESCO Bond Funds, Inc., with a fiscal year-end of August 31.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- The Fund values municipal securities (including commitments to purchase such securities on a when-issued basis) on the basis of prices provided by a pricing service approved by the Fund's board of directors which, in determining values, uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Under these procedures, municipal securities are valued based upon market quotations, if available.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. FUTURES CONTRACTS -- The Fund may enter into futures contracts for hedging or other non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying a futures contract and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. The Fund amortized discounts and premiums paid on purchases of securities as adjustments to interest income. Cost is determined on the specific identification basis.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At June 30, 1999, the Fund had $30,762 in net capital loss carryovers which expire in the year 2002. The capital loss carryover from Tax-Free Intermediate Bond Fund (which was acquired by the Fund on June 4, 1999), is subject to certain limitations under the Internal Revenue Code.

Net capital loss carryovers utilized in 1999 by the Fund amounted to $20,962.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended June 30, 1999, 89.77% were exempt from federal income taxes.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Income dividends are reinvested at the month-end net asset value. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
These differences are primarily due to differing treatments for market discounts, amortized premiums, net operating losses and expired capital loss carryforwards. For the year ended June 30, 1999, the Fund reclassified $51,724 from accumulated undistributed net realized gain on investment securities to paid-in capital and reclassified $12,879 from paid-in capital to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.

F. EXPENSES -- Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.55% on the first $300 million of average net assets; reduced to 0.45% on the next $200 million of average net assets; and 0.35% on average net assets in excess of $500 million.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the year ended June 30, 1999, the Fund paid the Distributor $524,866 under the plan of distribution.

IFG receives a transfer agent fee at an annual rate of $26.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective May 13, 1999, the Fund pays IFG an annual fee of $10,000 plus an additional amount computed at an annual rate of 0.045% of average net assets.

IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Fund.

NOTE 3 -- ACQUISITION OF INVESCO TAX-FREE INCOME FUNDS, INC. -- TAX-FREE INTERMEDIATE BOND FUND ("TARGET FUND"). On June 4, 1999, Tax-Free Bond Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 406,050 shares of Tax-Free Bond Fund (valued at $6,067,497) for 605,338 shares of the Target Fund outstanding on June 4, 1999. The Target Fund's net assets at that date ($6,067,497) including $74,932 of unrealized appreciation were combined with those of Tax-Free Bond Fund. The aggregate net assets of Tax-Free Bond Fund and the Target Fund immediately before the acquisition were $200,325,490 and $6,067,497, respectively. The net assets of Tax-Free Bond Fund after the acquisition were $206,392,987.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $132,326,142 and $152,635,892, respectively.

There were no purchases or sales of U.S. Government securities.

NOTE 5 -- APPRECIATION AND DEPRECIATION. At June 30, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $3,888,545 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $2,909,453, resulting in net appreciation of $979,092.

NOTE 6 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the year ended June 30, 1999, included in Directors' Fees and Expenses in the Statement of Operations were $4,669. Unfunded accrued pension costs of $14,516 and pension liability of $35,156 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the respective Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 1999, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Tax-Free Income Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Tax-Free Bond Fund (formerly known as INVESCO Tax-Free Long-Term Bond Fund), the sole portfolio constituting INVESCO Tax-Free Income Funds, Inc., (hereafter referred to as the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
July 29, 1999

FINANCIAL HIGHLIGHTS

INVESCO Tax-Free Income Funds, Inc. -- Tax-Free Bond Fund
(For a Fund Share Outstanding Throughout Each Period)




                                                                      YEAR ENDED JUNE 30
------------------------------------------------------------------------------------------------------------
                                                 1999         1998         1997         1996         1995
PER SHARE DATA

Net Asset Value-- Beginning of Period        $  15.57     $  15.34     $  15.20     $  15.07     $  15.29
============================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.62         0.63         0.66         0.73         0.80
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)               (0.40)        0.40         0.38         0.32         0.09
============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 0.22         1.03         1.04         1.05         0.89
============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income             0.62         0.63         0.66         0.73         0.80
In Excess of Net Investment Income               0.00         0.00         0.01         0.00         0.00
Distributions from Capital Gains                 0.46         0.17         0.23         0.19         0.31
============================================================================================================
TOTAL DISTRIBUTIONS                              1.08         0.80         0.90         0.92         1.11
============================================================================================================
Net Asset Value-- End of Period              $  14.71     $  15.57     $  15.34     $  15.20     $  15.07
============================================================================================================

TOTAL RETURN                                     1.30%        6.87%        7.05%        7.01%        6.16%

RATIOS

Net Assets-- End of Period ($000 Omitted)     $201,791     $211,471     $220,410     $250,890     $254,584
Ratio of Expenses to Average Net Assets(a)       0.91%(b)     0.91%(b)     0.90%(b)     0.91%(b)     0.92%
Ratio of Net Investment Income to
   Average Net Assets(a)                         4.03%        4.06%        4.36%        4.76%        5.31%
Portfolio Turnover Rate                            66%         173%         123%         146%          99%


(a)  Various  expenses  of the Fund were  voluntarily  absorbed  by IFG for the years ended June 30 1999,
     1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed,  ratio of expenses to average net assets would have been 1.06%, 1.04%, 1.05%, 1.04% and 1.05%, respectively,  and ratio of net investment income to average net assets would have been 3.88%,  3.93%,  4.21%,  4.63% and 5.18%, respectively.

(b)  Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

OTHER INFORMATION

UNAUDITED

On May 20, 1999, a special meeting of the shareholders of the Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal
2) and the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of INVESCO Tax-Free Income Funds, Inc. to a separate series of INVESCO Bond Funds, Inc. (Proposal 3) were ratified. The following is a report of the votes cast:


                                                                       WITHHELD/
NOMINEE/PROPOSAL                          FOR          AGAINST           ABSTAIN            TOTAL
----------------------------------------------------------------------------------------------------
Charles W. Brady                   10,046,027                0           440,810       10,486,837
Fred A. Deering                    10,046,722                0           440,115       10,486,837
Mark H. Williamson                 10,053,423                0           433,414       10,486,837
Dr. Victor L. Andrews              10,053,423                0           433,414       10,486,837
Bob R. Baker                       10,053,423                0           433,414       10,486,837
Lawrence H. Budner                 10,053,423                0           433,414       10,486,837
Dr. Wendy Lee Gramm                10,053,423                0           433,414       10,486,837
Kenneth T. King                    10,053,423                0           433,414       10,486,837
John W. McIntyre                   10,053,423                0           433,414       10,486,837
Dr. Larry Soll                     10,057,844                0           428,993       10,486,837

Proposal 1                          9,981,680          176,863           328,292       10,486,835

Proposal 2
Modification of Fundamental
   Investment Restrictions on:
a -- Issuance of senior securities  8,400,931          790,426         1,295,480       10,486,837
b -- Borrowing and adoption of
   non-fundamental restriction on
   borrowing                        8,399,704          791,653         1,295,480       10,486,837
c -- Investing in another
   investment company and
   adoption of non-fundamental
   investment restriction regarding
   investment in securities issued
   by other investment companies    8,396,531          794,826         1,295,480       10,486,837
d -- Issuer diversification         8,400,931          790,426         1,295,480       10,486,837
e -- Loans                          8,400,800          790,557         1,295,480       10,486,837
f -- Investing in commodities       8,393,793          797,564         1,295,480       10,486,837
g -- Real estate investments        8,400,097          791,260         1,295,480       10,486,837
h -- Underwriting securities        8,400,800          790,557         1,295,480       10,486,837
i -- Industry concentration         8,400,931          790,426         1,295,480       10,486,837
Elimination of Fundamental
   Investment Restrictions on:
j -- Short sales and margin
   purchases and adoption of
   non-fundamental restriction
   on short sales and margin
   purchases                        8,391,406          799,951         1,295,480       10,486,837
k -- Mortgaging, pledging or
   hypothecating securities         8,400,931          790,426         1,295,480       10,486,837
l -- Investments for the purpose
   of exercising control            8,399,704          791,653         1,295,480       10,486,837


OTHER INFORMATION (CONTINUED)

                                                                       WITHHELD/
NOMINEE/PROPOSAL                          FOR          AGAINST           ABSTAIN            TOTAL
----------------------------------------------------------------------------------------------------

m -- Illiquid securities            8,396,050          795,307         1,295,480       10,486,837
n -- Fund ownership of securities
   also owned by directors and
   officers of the Fund or its
   investment advisor               8,400,931          790,426         1,295,480       10,486,837
o -- Purchasing equity securities
   and securities convertible into
   equity securities                8,399,976          791,381         1,295,480       10,486,837
p -- Joint trading activities and
   purchase of warrants             8,400,931          790,426         1,295,480       10,486,837


Proposal 3                          8,728,716          718,096         1,040,025       10,486,837



                             INVESCO Family of Funds
                                                                              Newspaper
Fund Name                               Fund Code      Ticker Symbol         Abbreviation
-------------------------------------------------------------------------------------------
Stock
Growth & Income                             21                IVGIX             Gro&Inc
Blue Chip Growth                            10                FLRFX             BlChpGro
Dynamics                                    20                FIDYX             Dynm
Small Company Growth                        60                FIEGX             SmCoGth
INVESCO Endeavor                            61                IVENX             Endeavor
Value Equity                                46                FSEQX             ValEq
S&P 500 Index Fund-Class II                 23                ISPIX             SP500II
-------------------------------------------------------------------------------------------
Bond
U.S. Government Securities                  32                FBDGX             USGvt
Select Income                               30                FBDSX             SelInc
High Yield                                  31                FHYPX             HiYld
Tax-Free Bond (formerly,
  Tax-Free Long-Term Bond)                  35                FTIFX             TxFre
-------------------------------------------------------------------------------------------
Combination Stock & Bond
Equity Income                               15                FIIIX             EquityInc
Total Return                                48                FSFLX             TotRtn
Balanced                                    71                IMABX             Bal
-------------------------------------------------------------------------------------------
Sector
Energy                                      50                FSTEX             Enrgy
Financial Services                          57                FSFSX             FinSvc
Gold                                        51                FGLDX             Gold
Health Sciences                             52                FHLSX             HlthSc
Leisure                                     53                FLISX             Leisur
Realty                                      42                IVSRX             Realty
Technology-Class II                         55                FTCHX             Tech
Utilities                                   58                FSTUX             Util
Telecommunications                          39                ISWCX             Telecomm
  (formerly Worldwide Communications)
-------------------------------------------------------------------------------------------
International
International Blue Chip                     09                IIBCX             ItlBlChp
Pacific Basin                               54                FPBSX             PcBas
European                                    56                FEURX             Europ
Latin American Growth                       34                IVSLX             LtnAmerGr
-------------------------------------------------------------------------------------------
Money Market
U.S. Government Money                       44                FUGXX             InvGvtMF
Cash Reserves                               25                FDSXX             InvCshR
Tax-Free Money                              40                FFRXX             InvTaxFree
Money Market Reserve                        96                IMRXX             INVESCOMMR
Tax-Exempt Reserve                          95                ITTXX             INVESCOTTE


FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES, RISKS, AND EXPENSES, PLEASE CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                 [INVESCO LOGO]
                                    INVESCO

                                   YOU SHOULD
                                 KNOW WHAT
                                 INVESCO KNOWS (TM)




We're easy to stay in touch with:

Investor Services: 1-800-525-8085
PAL(R), your Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek, 3003 East Third Avenue, Suite 1
Denver Tech Center, 7800 East Union Avenue, Lobby Level

INVESCO Distributors, Inc.,(SM), Distributor
Post Office Box 173706
Denver, CO 80217-3706

This information must be preceded or accompanied by a current prospectus.



ATF 9010 7/99